UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2016

SWIFT ENERGY COMPANY (Exact Name of Registrant as Specified in Charter)

Delaware	1-8754	20-3940661
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17001 Northchase Drive, Suite 100 Houston, Texas 77060 (Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Plan of Reorganization

As previously disclosed, Swift Energy Company (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the cases commenced thereby, the “Chapter 11 Cases”) seeking relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) under the caption In re Swift Energy Company, et al (Case No. 15-12670).

On February 5, 2016, the Bankruptcy Court entered the Order (I) Approving Disclosure Statement, (II) Establishing Procedures for Solicitation and Tabulation of Votes on Plan, (III) Scheduling a Hearing on Confirmation of Plan, and (IV) Approving Certain Opt-Out Procedures for Equity Holders, which authorized the Debtors to solicit creditors’ votes on the Joint Plan of Reorganization of the Debtors and Debtors in Possession dated February 20, 2016 (the “Plan”).

On March 31, 2016, the Bankruptcy Court entered the Findings of Fact, Conclusions of Law and Order Confirming Pursuant to Section 1129(a) and (b) of the Bankruptcy Code the Second Amended Joint Plan of Reorganization of the Debtors and Debtors in Possession (the “Confirmation Order”), which approved and confirmed the Plan, as modified by the Confirmation Order. Copies of the Confirmation Order and the Plan were included as exhibits to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on April 6, 2016.

On April 22, 2016 (the “Effective Date”), the Company satisfied the conditions to effectiveness set forth in the Confirmation Order and in the Plan, the Plan became effective in accordance with its terms and the Company and the other Debtors emerged from the Chapter 11 Cases. All capitalized terms used herein but not otherwise defined in this Current Report on Form 8-K have the meanings set forth in the Plan.

Registration Rights Agreement

On the Effective Date, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with parties who received shares of common stock of the Company (the “Common Stock”) upon the Effective Date (the “Holders”) representing 5% or more of the Common Stock outstanding on that date. The Registration Rights Agreement provides resale registration rights for the Holders’ Registrable Securities (as defined in the Registration Rights Agreement).

Pursuant to the Registration Rights Agreement, Holders have customary demand, underwritten offering and piggyback registration rights, subject to the limitations set forth in the Registration Rights Agreement. Under their demand registration rights, Holders owning at least 5% of the outstanding shares of Common Stock may request the Company to register all or a portion of their Registrable Securities, including on a delayed or continuous basis under Rule 415 of the Securities Act of 1933. Each Holder is entitled to two demand registrations. Generally, the Company is required to provide notice of the demand request within five business days following the receipt of the demand notice to all additional Holders, who may, in certain circumstances, participate in the registration. Under their underwritten offering registration rights, Holders also have the right to demand the Company to effectuate the distribution of any or all of its Registrable Securities by means of an underwritten offering pursuant to an effective registration statement. Each Holder is entitled to two underwritten offering requests. The Company is not obligated to effect a demand notice or an underwritten demand notice within 180 days of closing either a demand registration or an underwritten offering. The Company is required to maintain the effectiveness of any such registration statement until the earlier of 180 days (or two years if a “shelf registration” is requested) after the Effective Date and the consummation of the distribution by the participating Holders. Under their piggyback registration rights, if at any time the Company proposes to register an offering of Common Stock for its own account, the Company must give at least five business days’ notice to all Holders of Registrable Securities to allow them to include a specified number of their shares in the registration statement.

These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration and the Company’s right to delay or withdraw a registration statement under certain circumstances. The Company will generally pay all registration expenses in connection with its obligations under the Registration Rights Agreement, regardless of whether a registration statement is filed or becomes effective. The registration rights granted in the Registration Rights Agreement are subject to customary indemnification and contribution provisions, as well as customary restrictions such as blackout periods and, if an underwritten offering is contemplated, limitations on the number of shares to be included in the underwritten offering that may be imposed by the managing underwriter.

The obligations to register shares under the Registration Rights Agreement will terminate with respect to the Company and each Holder on the first date upon which the Holder no longer beneficially owns any Registrable Securities.

This summary is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Director Nomination Agreement
On April 22, 2016, the Company entered into the Director Nomination Agreement (the “Nomination Agreement”). The Nomination Agreement is included by reference in the Charter as necessary to effectuate its terms. Pursuant to the Nomination Agreement:
(a)    At the Effective Date, the initial board of directors of the Company (the “Board”) will consist of seven members as follows:
(i)    the Chief Executive Officer of the Company, which will be Terry E. Swift;

(ii)    two directors designated by SVP, which will be Peter Kirchof and David Geenberg;
(iii)    two directors designated by the Consenting Noteholders (excluding SVP), which will be Gabriel Ellisor and Charles Wampler; and
(iv)    one independent director, which will be Michael Duginski, and one vacancy which shall be filled within 30 days after the Effective Date in accordance with the Certificate of Incorporation (and which will be the Non-Executive Chairman).
Michael Duginski and Peter Kirchof will serve as Class I Directors (as defined in the Certificate of Incorporation of the Company (the “Charter”)) with an initial term expiring at the first annual meeting of the stockholders of the Company held after the Effective Date; Gabriel Ellisor and Charles Wampler will serve as Class II Directors (as defined in the Charter) with an initial term expiring at the second annual meeting of the stockholders of the Company held after the Effective Date; and Terry E. Swift, David Geenberg and the director who fills the initial vacancy will serve as Class III Directors (as defined in the Charter) with an initial term expiring at the third annual meeting of the stockholders of the Company held after the Effective Date.
In addition, SVP and the Other Noteholders received the right to remove and replace their respective directors at any time.
(b)    Following the expiration of the initial terms of the Board as set forth above, the Board will consist of seven members as follows:
(i)    the Chief Executive Officer of the Company, which shall be a Class III Director;
(ii)    two nominees designated by SVP (the “SVP Designated Directors”), which shall be one Class I Director and one Class III Director; provided, that (A) the number of nominees designated by SVP shall be reduced to one director, which shall be a Class III Director, at such time as SVP and its affiliates (other than other Consenting Noteholders) (the “SVP Entities”) collectively beneficially own common stock representing an equity percentage of less than 15% and greater than or equal to 8%, with the understanding that such reduction to one director shall be permanent and despite any later increase in their equity percentage, and (B) SVP shall permanently, and despite any later increase in their equity percentage, no longer be entitled to designate a nominee at such time as the SVP Entities collectively beneficially own common stock representing an equity percentage of less than 8%;
(iii)    two nominees designated by the Consenting Noteholders (excluding SVP until such time that SVP is no longer entitled to designate an SVP Designated Director) (the “Noteholder Designated Directors”), which shall be two Class II Directors;

provided, that (A) the number of nominees designated by the Consenting Noteholders shall be reduced to one director, which shall be a Class II Director, at such time as the Consenting Noteholders and their affiliates (the “Noteholder Entities”) collectively beneficially own common stock representing an equity percentage of less than 15% and greater than or equal to 8%, with the understanding that such reduction to one director shall be permanent and despite any later increase in their equity percentage, and (B) except as set forth in section (b)(iv) below, such Consenting Noteholders shall permanently, and despite any later increase in their equity percentage, no longer be entitled to designate a nominee at such time as the Noteholder Entities collectively beneficially own common stock representing an equity percentage of less than 8%;
(iv)    for the purposes of calculating the equity percentage in clauses (A) and (B) of section (b)(iii), with respect to SVP’s ownership, the equity percentage shall only include the portion of SVP’s equity percentage that exceeds 15% up to a maximum of 7.9%, until such time that SVP is no longer entitled to designate an SVP Designated Director. At such time that SVP is no longer entitled to designate an SVP Designated Director, all of SVP’s ownership shall be included in the equity percentage calculations in clauses (A) and (B) of section (b)(iii). For the purposes of section (b)(iii), the designation right contained in such provision shall still be available at the time SVP is no longer entitled to designate an SVP Designated Director, if at such time, the equity percentage ownership threshold in clause (B) of section (b)(iii) is satisfied; and
(v)    one independent director and one additional director (which will be the Non-Executive Chairman) nominated by the Nominating and Strategy Committee of the Board, which shall be a Class III Director.
(c)    So long as SVP is entitled to designate a nominee, SVP shall have the right to remove such nominee (with or without cause), from time to time and at any time, from the Board. Should a director designated by SVP be removed for any reason, whether by SVP or otherwise in accordance with the Charter and the Bylaws, SVP shall be entitled to designate an individual to fill the vacancy created by such removal so long as SVP is entitled to designate a nominee on the date of such replacement designation, subject to the Charter and Bylaws of the Company.
In addition, if SVP loses the right to nominate any directors, it may not remove and replace their directors still on the Board. If the Consenting Noteholders’ combined equity percentage falls below 50%, the Consenting Noteholders will lose the right to remove and replace their directors.
The Nomination Agreement terminates upon the earlier to occur of (a) such time as the Consenting Noteholders in the aggregate no longer beneficially own common stock representing an equity percentage equal to or greater than 8% or (b) the delivery of written notice to the Company by all of the Consenting Noteholders, requesting the termination of the Agreement. Further, at such time as a particular Consenting Noteholder no longer beneficially owns any shares of common stock, all rights and obligations of such Consenting Noteholder under the Nomination Agreement will terminate.
This summary is qualified in its entirety by reference to the full text of the Nomination Agreement, which is attached hereto as Exhibits 10.2 and incorporated by reference herein.
Exit Facility

On the Effective Date, the Company entered into a Senior Secured Revolving Credit Agreement among the Company, as borrower, JPMorgan Chase Bank, National Association, as administrative agent, and certain lenders party thereto (the “Exit Facility”). The Exit Facility matures three years after the Effective Date and provides for advancing loans of up to the maximum credit amount that the lenders, in the aggregate, make available, subject to the Company meeting certain financial requirements, including certain financial tests. As of the Effective Date, the maximum credit amount was $500,000,000 with an initial borrowing base of $320,000,000 consisting of a conforming borrowing base in the amount of $250,000,000 and a non-conforming borrowing base of $70,000,000. Borrowings under the Exit Facility will bear interest at a variable interest rate set forth in the Exit Facility. The obligations under the Exit Facility are being secured, subject to certain exceptions, by a first priority lien on substantially all assets of the Company and certain of its subsidiaries.

This summary is qualified in its entirety by reference to the full text of the Exit Facility, which is attached hereto as Exhibit 10.3 and incorporated by reference herein.
Warrant Agreement

On the Effective Date, the Company entered into a warrant agreement (the “Warrant Agreement”) with American Stock Transfer and Trust Company, LLC.

In accordance with the Plan, the Company issued two series of warrants to the former holders of the Company’s common stock, one to expire on the close of business on April 22, 2019 (the “2019 Warrants”) and the other to expire on the close of business on April 22, 2020 (the “2020 Warrants” and, together with the 2019 Warrants, the “Warrants”). Following the Effective Date, there are 2,142,857 2019 Warrants outstanding to purchase up to an aggregate of 2,142,857 shares of Common Stock at an initial exercise price of $80.00 per share. Following the Effective Date, there are 2,142,857 2020 Warrants outstanding to purchase up to an aggregate of 2,142,857 shares of Common Stock at an initial exercise price of $86.18 per share. All unexercised Warrants shall expire, and the rights of the holders of such Warrants (the “Warrant Holders”) to purchase Common Stock shall terminate at the close of business on the first to occur of (i) their respective expiration dates or (ii) the date of completion of (A) any Fundamental Equity Change (as defined in the Warrant Agreement) or (B) an Asset Sale (as defined in the Warrant Agreement).

Merger/Sale Election. Pursuant to Article 4, Section 4.06(d) of the Warrant Agreement, in the event of a Fundamental Equity Change or an Asset Sale, if a Warrant Holder has not exercised the Warrant in full prior to the consummation of such transaction, then the Company may elect to cancel such Warrant in exchange for the Warrant Holder receiving, at the time of any such cancellation, simultaneously with the consummation of the Fundamental Equity Change or Asset Sale, either (i) cash in an amount equal to the value of the remaining unexercised portion of the Warrant on the date of such consummation or (ii) the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof, if applicable) that a holder of Common Stock is or will be entitled to receive in connection with such Fundamental Equity Change or Asset Sale, in an amount equal to the value of the remaining unexercised portion of the Warrant on the date of such consummation. For purposes of determining the amount of cash, securities or other property or assets contemplated by clause (i) and (ii) above, the amount shall be equal to the fair value of the unexercised Warrant as determined by the use of the Black and Scholes Option Pricing Model. For the avoidance of doubt, in no instance shall a Warrant have the same fair value as a Common Share. To the extent that there is a dispute between the Company, on the one hand, and a majority of Warrant Holders on the other, as to how to apply the Black and Scholes Option Pricing Model, the Company shall promptly appoint, at its expense, an independent appraiser and such dispute shall be resolved by such independent appraiser which shall make a determination as to the value of item (i) or (ii) above. The determination by any such independent appraiser shall be conclusive and binding on the Company and on all Warrant Holders for purposes of the transaction giving rise to the need for such determination.
No Rights As Stockholders. Pursuant to Article 5, Section 5.01 of the Warrant Agreement, nothing contained in the Warrant Agreement shall be construed as conferring upon any Warrant Holder, by virtue of holding or having a beneficial interest in the Warrants, the right to vote, to consent, to receive any Cash dividends, stock dividends, allotments or rights or other distributions paid, allotted or distributed or distributable to the holders Common Stock, or to exercise any rights whatsoever as a stockholder of the Company unless, until and only to the extent such Warrant Holder becomes a holder of record of shares of Common Stock issued upon settlement of the Warrants.
Adjustments. The number of shares of Common Stock for which a Warrant is exercisable, and the exercise price per share of such Warrant are subject to adjustment from time to time pursuant to Article 4 of the Warrant Agreement upon the occurrence of certain events including: (1) the issuance of Common Stock as a dividend or distribution to all holders of shares of Common Stock, or a subdivision, combination, split, reverse split or reclassification of the outstanding Common Stock into a greater or smaller number of Common Stock; and (2) the issuance as a dividend or distribution to all holders of Common Stock evidences of indebtedness, securities of the Company or any other person, cash or other property.
Reorganization Event. Upon the occurrence of certain events constituting a Fundamental Equity Change (other than in the event the Company exercises the Merger/Sale Election described above) or a reorganization, recapitalization, reclassification, consolidation, merger or similar event as a result of which the Common Stock would be converted into, changed into or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof), each Warrant Holder will have the right to receive, upon exercise of a Warrant, an amount of securities, cash or other property received in connection with such event with respect to or in exchange for the number of shares of Common Stock for which such Warrant is exercisable immediately prior to such event.
Net Share Settlement. The Warrants permit a Warrant Holder to elect to exercise the Warrant such that no payment of cash will be required in connection with such exercise. If Net Share Settlement is elected, the Company shall deliver, without any cash payment therefor, a number of shares of Common Stock equal to the fair value (as of the exercise date for such Warrant) of one share of Common Stock minus the 2019 Exercise Price or the 2020 Exercise Price, as applicable, divided by the fair value of one share of Common Stock.

This summary is qualified in its entirety by reference to the full text of the Warrant Agreement, which is attached hereto as Exhibit 10.4 and incorporated by reference herein.
Employment Agreements

On the Effective Date, the Company entered into amended and restated employment agreements (the “Employment Agreements”) with Terry E. Swift, Robert J. Banks and Alton D. Heckaman, Jr. These Employment Agreements supersede any employment agreements the foregoing individuals had in place with the Company prior to the Effective Date.

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The Employment Agreement between the Company and Mr. Swift has an initial term expiring on June 22, 2019, and provides for an annual base salary of $685,450 with an annual target bonus of no less than 100% of Mr. Swift’s annual base salary.

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The Employment Agreement between the Company and Mr. Banks has an initial term expiring on June 22, 2019, and provides for an annual base salary of $515,000 with an annual target bonus of no less than 90% of Mr. Banks’ annual base salary.

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The Employment Agreement between the Company and Mr. Heckaman has an initial term expiring on June 22, 2019, and provides for an annual base salary of $462,090 with an annual target bonus of no less than 90% of Mr. Heckaman’s annual base salary.

The terms of each of the foregoing Employment Agreements are subject to an automatic extension by an additional one-year period on each anniversary of such agreement, unless either party gives notice of non-renewal at least sixty (60) days before the renewal date.

Should any of the executives be terminated by the Company for Cause (as defined in the Employment Agreements), the Company will make no further payments under the Employment Agreements other than the Accrued Benefits (as defined in the Employment Agreements) to which the executive is entitled immediately prior to such termination. Should any of the executives terminate their employment other than for Good Reason (as defined in the

Employment Agreements), the Company will make no further payments under the Employment Agreements other than the Accrued Benefits and an amount equal to 50% of the executive’s base salary in effect prior to the termination.
Should any of the executives be terminated by the Company without Cause, in the event of non-renewal by the Company of any of the Employment Agreements and the term of employment, or any executive terminates his employment for Good Reason, in any case, prior to or following the expiration of the CIC Severance Protection Period (as defined in the Employment Agreements), the executive will receive his Accrued Benefits, and subject to the executive and the Company executing and not revoking a mutual release of claims, the executive shall be entitled to the following:
(a)    the vesting and the right to exercise all previously outstanding unvested or unexercised equity awards granted to the executive pursuant to the Emergence Grants (as defined in the Employment Agreements) under the Swift Energy Company 2016 Equity Incentive Plan (the “2016 Incentive Plan”); and either
(b)    in the case of Mr. Swift, termination on or prior to the second anniversary of the Effective Date, an amount equal to the sum of 175% of the executive’s base salary in effect immediately prior to the Termination Date (as defined in the Employment Agreements) and 100% of the executive’s target bonus in effect immediately prior to the Termination Date; or following the second anniversary of the Effective Date, an amount equal to the sum of 200% of the executive’s base salary in effect immediately prior to the termination date and 175% of the average of the executive’s bonus award earned for each of the two fiscal years preceding the fiscal year in which termination of the executive’s employment occurs; or
(c)    in the case of each of Messrs. Banks and Heckaman, on or prior to the second anniversary of the Effective Date, an amount equal to the sum of 125% of the executive’s base salary in effect immediately prior to the Termination Date and 100% of the executive’s target bonus in effect immediately prior to the Termination Date; or following the second anniversary of the Effective Date, an amount equal to the sum of 150% of the executive’s base salary in effect immediately prior to the Termination Date and 150% of the average of the executive’s bonus award earned for each of the two fiscal years preceding the fiscal year in which termination of the executive’s employment occurs; and
(d)    with respect to each of the executives, within 30 days following the Termination Date, the Company shall transfer ownership of the Life Insurance Benefit (as defined in the Employment Agreements), and the executive shall be responsible for any future premium payments payable thereunder.

In the event of a Change in Control, should any of the executives be terminated by the Company without Cause or any executive terminates his employment for Good Reason, in either case, during the CIC Severance Protection Period the executive will receive his Accrued Benefits, and subject to the executive and the Company executing and not revoking a mutual release of claims, the executive shall be entitled to the following:
(a)    the vesting and the right to exercise all previously outstanding unvested or unexercised equity awards granted to the executive under the 2016 Incentive Plan, including, but not limited to the Emergence Grants, and under any other of the Company’s equity compensation plans and remain exercisable until expiration of each such award under its original terms and shall be payable, as applicable, in accordance with the terms of each such award;
(b)    termination on or prior to the second anniversary of the Effective Date, an amount equal to the sum of 250% of the executive’s base salary in effect immediately prior to the Termination Date and 200% of the executive’s target bonus in effect immediately prior to the Termination Date; or following the second anniversary of the Effective Date, an amount equal to the sum of 250% of the executive’s base salary in effect immediately prior to the Termination Date and 200% of the average of the executive’s bonus award earned for each of the two fiscal years preceding the fiscal year in which termination of the executive’s employment occurs.
In the event of the death of any the executives, the executive’s beneficiary, or if none, Employee’s estate, will receive the Accrued Benefits and the cash proceeds of the Life Insurance Benefit payable in a single lump sum payment within 30 days following the executive’s death. In the event of any of the executive’s Disability (as defined in the Employment Agreements), the executive will receive the Accrued Benefits and within 30 days following the Termination Date, the Company shall transfer ownership of the Life Insurance Benefit to the executive, and the executive shall be responsible for any future premium payments payable thereunder. In the event of any of the executive’s death or Disability, all outstanding unvested and/or unexercised equity awards held by the executive and previously granted to the executive pursuant to the Emergence Grants shall become 100% vested and 100% exercisable, as applicable, by the executive or the executive’s estate, as applicable, and remain exercisable until expiration of each such award under its original terms and shall be payable, as applicable, in accordance with the terms of each such award.
During the executive’s employment and for a period of one year following a termination, the executive cannot without the written consent of the Company: (i) perform services for, or have over a five percent (5%) ownership interest in, or participate in competing business; or (ii) solicit, recruit or hire, or assist any person, or entity in the solicitation, recruitment or hiring of any person engaged by the Company as an employee, officer, director or consultant. In the event of a termination of employment without Good Reason, the restriction imposed by clause (i)

above is be reduced to six months and the restriction imposed by clause (ii) shall continue for the one year period following termination.

This summary is qualified in its entirety by reference to the full text of the Employment Agreements, which are attached hereto as Exhibits 10.5, 10.6 and 10.7 and incorporated by reference herein.
Item 1.02 Termination of a Material Definitive Agreement.

Cancellation of Prepetition Notes

In accordance with the Plan, on the Effective Date all of the obligations of the Debtors with respect to the following indebtedness were cancelled:

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7.125% Senior Notes due 2017 issued pursuant to that certain indenture, dated as of May 16, 2007, between the Company and Wilmington Trust, National Association, as successor to Wells Fargo Bank, National Association, and all amendments, supplements or modifications thereto and extensions thereof;

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8.875% Senior Notes due 2020 issued pursuant to that certain indenture, dated May 1, 2009, between the Company and Wilmington Trust, National Association, as successor to Wells Fargo Bank, National Association, and all amendments, supplements or modifications thereto and extensions thereof; and

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7.875% Senior Notes due 2022 issued pursuant to that certain indenture, dated May 1, 2009, between the Company and Wilmington Trust, National Association, as successor to Wells Fargo Bank, National Association, and all amendments, supplements or modifications thereto and extensions thereof.

Termination of Debtor-in-Possession Credit Agreement

As previously disclosed, on January 6, 2016, the Debtors entered into a Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”), by and among the Company, as borrower, certain of the other Debtors as guarantors, the lenders party thereto (the “DIP Lenders”) and Cantor Fitzgerald Securities, as administrative agent for the DIP Lenders and as collateral agent. In accordance with the Plan, on the Effective Date, the DIP Credit Facility was terminated and the liens, security interests and guaranties related thereto were terminated, and the loans made pursuant thereto were discharged in connection with the conversion of such loans into Common Stock.

Cancellation of Old Common Stock

In accordance with the Plan, each share of the Company’s common stock outstanding prior to the Effective Date, including all options and warrants to purchase such stock, was cancelled and extinguished, and each such share, option or warrant has no further force or effect after the Effective Date.

Item 3.02 Unregistered Sales of Equity Securities.

In accordance with the Plan, as of the Effective Date, the Company issued 10,000,000 shares of Common Stock to holders of Prepetition Notes, DIP Lenders and holders of Swift’s common stock prior to the Effective Date. The Plan and Confirmation Order provide for the exemption of the offer and sale of the New Common Stock from the registration requirements of the Securities Act of 1933 (the “Securities Act”) pursuant to Section 1145(a)(1) of the Bankruptcy Code. Section 1145(a)(1) of the Bankruptcy Code exempts the offer and sale of securities under the Plan from registration under Section 5 of the Securities Act and state laws if certain requirements are satisfied.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.02 above and 5.03 below is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information set forth under Item 1.01 above and Item 5.02 below is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

In accordance with the Plan, on the Effective Date, William A. Bruckmann III, Deanna L. Cannon, Greg Matiuk, Douglas J. Lanier, Ronald L. Saxton, Clyde W. Smith, and Charles J. Swindells ceased to be members of the board or directors of the Company.

The information set forth in the description of the Nomination Agreement in Item 1.01 above is incorporated by reference into this Item 5.02.

At each annual meeting of stockholders, directors elected to succeed those whose term has expired will be elected to three year terms.

The Audit Committee consists of Gabriel Ellisor, Chair, Michael Duginski and Charles Wampler. The Compensation Committee consists of Peter Kirchof, Chair, Gabriel Ellisor and Charles Wampler. The Nominating and Strategy Committee consists of Michael Duginski, Chair, David Geenberg, Peter Kirchof and Terry E. Swift.

2016 Incentive Plan

In accordance with the Plan, as of the Effective Date, the Company adopted the 2016 Incentive Plan on April 25, 2016. The 2016 Incentive Plan will assist the Company in attracting, retaining and motivating directors, officers and other designated employees and to further align their interests with the interests of the Company’s stockholders by increasing their stock ownership and/or providing incentives based on the Company’s financial performance. The selection of participants in the 2016 Incentive Plan, the awards granted to those participants, and the vesting and other terms of the awards granted will be determined by the Compensation Committee. The 2016 Incentive Plan provides for the following types of awards:

•	Options;

•	Stock Appreciation Rights (“SARs”);

•	Restricted Stock;
•     Restricted Stock Units;

•	Performance Awards;

•	Cash Incentive Awards;

•	Other Share-based awards; and

•	Dividend equivalents.

The aggregate number of shares of New Common Stock reserved for issuance pursuant to the 2016 Incentive Plan is 582,011. The 2016 Incentive Plan expires on, and no new awards may be granted after, the earlier of April 22, 2026 or the date the 2016 Incentive Plan is terminated by the Board.

Change of Control

The 2016 Incentive Plan contemplates that any award granted under the 2016 Incentive Plan may provide for the earlier termination of restrictions and acceleration of vesting in the event of a “Change in Control” (as defined in the 2016 Incentive Plan), including, but not limited to where either within a specified period a participant’s employment or service is involuntarily terminated for other than Cause, is terminated for Good Reason, or the awards are not assumed or converted into replacement awards, as may be described in the particular award.

This summary is qualified in its entirety by reference to the full text of the 2016 Incentive Plan, which is attached hereto as Exhibit 10.8 and incorporated by reference herein.
Grants of Incentive Awards
In connection with and in accordance with the Plan and the provisions of the 2016 Incentive Plan, the Compensation Committee of the Board will provide for the approval of certain equity grants, which are the Emergence Awards (as defined in the 2016 Incentive Plan) on the Effective Date or as soon as administratively practicable after the Effective Date, under the

2016 Incentive Plan and the terms of the Form of Stock Option Agreement – Emergence Grant (Type I) and the Form of Restricted Stock Unit Agreement – Emergence Grant (Type I), to:

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Terry E. Swift of 49,603 Restricted Stock Units and Options to purchase 39,683 shares of Common Stock with a per share exercise price equal to the Fair Market Value (as defined in the 2016 Incentive Plan) on the Grant Date (as defined in the 2016 Incentive Plan);

•	Robert J. Banks of 26,455 Restricted Stock Units and Options to purchase 21,164 shares of Common Stock with a per share exercise price equal to the Fair Market Value on the Grant Date; and

•	Alton D. Heckaman, Jr. of 26,455 Restricted Stock Units and Options to purchase 21,164 shares of Common Stock with a per share exercise price equal to the Fair Market Value on the Grant Date.

The Options become exercisable with respect to thirty-three percent (33%) of the Options on each of the first two anniversaries of the date of grant and with respect to the remaining thirty-four percent (34%) of the Options on the third anniversary of the date of grant, subject to the continued employment of each of the executives with the Company through each vesting date except in certain circumstances. The Restricted Stock Units granted to the executives vest and become payable with respect to thirty-three percent (33%) of the Restricted Stock Units on each of the first two anniversaries of the date of grant and with respect to the remaining thirty-four percent (34%) of the Restricted Stock Units on the third anniversary of the date of grant, also subject to the continued employment of each of the executives with the Company through each vesting date except in certain circumstances.
This summary is qualified in its entirety by reference to the full text of the terms of the Form of Stock Option Agreement – Emergence Grant (Type I) and the Form of Restricted Stock Unit Agreement – Emergence Grant (Type I), which are attached hereto as Exhibits 10.9 and 10.10 and incorporated by reference herein.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Plan, Swift has reincorporated in the State of Delaware and its Charter and Bylaws (the “Bylaws”) became effective on the Effective Date. The Charter authorizes the Company to issue up to 40,000,000 shares of Common Stock, of which 10,000,000 were issued pursuant to the Plan. The Charter also authorizes the Company to issue up to 10,000,000 shares of preferred stock, of which none were issued pursuant to the Plan.

A description of the key provisions of the Charter and Bylaws is included in the Company’s registration statement on Form S-8 filed with the Commission on April 27, 2016, which description is incorporated herein by reference. This summary is qualified in its entirety by reference to the full text of Charter and Bylaws, which are attached as Exhibits 3.1 and 3.2 to the registration statement on Form S-8 and are incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.

On April 25, 2016, the Company issued a press release announcing that it had consummated the Plan. Additionally, the Company issued a press release announcing information of the new Board of DirectorsA copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description	Form	Exhibit	Incorporated by Reference Filing Date	Filed Herewith
3.1	Certificate of Incorporation of Swift Energy Company	S-8	3.1	April 27, 2016
3.2	Bylaws of Swift Energy Company	S-8	3.2	April 27, 2016
10.1	Registration Rights Agreement, dated as of April 22, 2016, by and among Swift Energy Company and the stockholders party thereto				*
10.2	Director Nomination Agreement, dated as of April 22, 2016, by and among Swift Energy Company and the stockholders party thereto	S-8	4.7	April 27, 2016
10.3	Senior Secured Revolving Credit Agreement, dated April 22, 2016, among Swift Energy Company, JPMorgan Chase Bank, National Association and the Lenders party thereto				*
10.4	Warrant Agreement, dated as of April 22, 2015, between Swift Energy Company and American Stock Transfer & Trust Company, LLC				*
10.5+	Employment Agreement of Terry E. Swift dated April 22, 2016				*
10.6+	Employment Agreement of Robert J. Banks dated April 22, 2016				*
10.7+	Employment Agreement of Alton D. Heckaman, Jr. dated April 22, 2016				*
10.8+	Swift Energy Company 2016 Equity Incentive Plan	S-8	4.1	April 27, 2016
10.9+	Form of Stock Option Agreement – Emergence Grant (Type I)	S-8	4.2	April 27, 2016
10.01+	Form of Restricted Stock Unit Agreement – Emergence Grant (Type I)	S-8	4.4	April 27, 2016
99.1	Press Release issued by Swift Energy Company dated April 25, 2016				*
+     Indicates Management Compensatory Plan, Contract or Arrangement.
*    Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned duly authorized.

Swift Energy Company By: /s/ Alton D. Heckaman, Jr. Alton D. Heckaman, Jr. Executive Vice President and Chief Financial Officer

Date: April 28, 2016

EXHIBIT INDEX

Exhibit Number	Description	Form	Exhibit	Incorporated by Reference Filing Date	Filed Herewith
3.1	Certificate of Incorporation of Swift Energy Company	S-8	3.1	April 27, 2016
3.2	Bylaws of Swift Energy Company	S-8	3.2	April 27, 2016
10.1	Registration Rights Agreement, dated as of April 22, 2016, by and among Swift Energy Company and the stockholders party thereto				*
10.2	Director Nomination Agreement, dated as of April 22, 2016, by and among Swift Energy Company and the stockholders party thereto	S-8	4.7	April 27, 2016
10.3	Senior Secured Revolving Credit Agreement, dated April 22, 2016, among Swift Energy Company, JPMorgan Chase Bank, National Association and the Lenders party thereto				*
10.4	Warrant Agreement, dated as of April 22, 2015, between Swift Energy Company and American Stock Transfer & Trust Company, LLC				*
10.5+	Employment Agreement of Terry E. Swift dated April 22, 2016				*
10.6+	Employment Agreement of Robert J. Banks dated April 22, 2016				*
10.7+	Employment Agreement of Alton D. Heckaman, Jr. dated April 22, 2016				*
10.8+	Swift Energy Company 2016 Equity Incentive Plan	S-8	4.1	April 27, 2016
10.9+	Form of Stock Option Agreement – Emergence Grant (Type I)	S-8	4.2	April 27, 2016
10.01+	Form of Restricted Stock Unit Agreement – Emergence Grant (Type I)	S-8	4.4	April 27, 2016
99.1	Press Release issued by Swift Energy Company dated April 25, 2016				*
+     Indicates Management Compensatory Plan, Contract or Arrangement.
*    Filed herewith.